THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGIS-TERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. EXCEPT AS OTHERWISE SET FORTH HEREIN, NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRA-TION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR, AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE, CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 OR REGULATION S UNDER SUCH ACT.

Right to Purchase 200,000 Shares of Common Stock, par value $0.0001 per share
Issue Date: September 25, 2007

STOCK PURCHASE WARRANT

THIS CERTIFIES THAT, for value received, each of the parties set forth on attached Schedule A, or its registered assigns, is entitled to purchase from SportsQuest, Inc., a Delaware corporation (the “Company”), at any time or from time to time during the period specified in Paragraph 2 hereof, 200,000 fully paid and nonassessable shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”), at an exercise price specified in Paragraph 2 (the “Exercise Price”). The term “Warrant Shares,” as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 3 hereof. This Warrant is issued pursuant to that certain Agreement for Exchange of Common Stock, dated August 20, 2007, by and among the Company and Zaring-Cioffi Entertainment, LLC, ZCE, Inc. and Q-C Entertainment, LLC (the “Exchange Agreement”), as amended by that Bring Down Agreement and Amendment dated as of the date hereof by and among the Company, Zaring/Cioffi Entertainment, Inc., ZCE, Inc., David Quinn and Jeff Merriman Cohen.

This Warrant is subject to the following terms, provisions, and conditions:

1.       Manner of Exercise; Issuance of Certificates; Payment for Shares.

Subject to the provisions hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the “Exercise Agreement”), to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon payment to the Company in cash, by certified or offi-cial bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been deliv-ered, and payment shall have been made for such shares as set forth above. Certifi-cates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding 10 business days after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

2.       Period of Exercise.

 This Warrant is exercisable during the period, for the number of shares of Common Stock and at the Exercise Price as follows:

(a)       50,000 shares of Common Stock at $0.50 per share on or before December 31, 2007;

(b)       50,000 shares of Common Stock at $1.00 per share on or before December 31, 2008; and

(c)       100,000 shares of Common Stock at $1.50 per share on or before December 31, 2009.

3.       Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price

4.       No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise. “Market Price,” as of any date, (i) means the average of the last reported sale prices for the shares of Common Stock on the OTCBB for the five trading days immediately preceding such date as reported by Bloomberg, or (ii) if the OTCBB is not the principal trading market for the shares of Common Stock, the average of the last reported sale prices on the principal trading market for the Common Stock during the same period as reported by Bloomberg, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the fair market value as reasonably determined in good faith by the board of directors of the Company.

5.       No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

6.       Transfer, Exchange, and Replacement of Warrant.

(a)       Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 6(d) below, pro-vided, however, that any transfer or assignment shall be subject to the conditions set forth in Section 6(e) hereof. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the con-trary.

(b)       Replacement of Warrant. Upon receipt of evi-dence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruc-tion, upon delivery of an indemnity agreement reason-ably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at the holder’s expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

(c)       Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any trans-fer, exchange or replacement as provided in this Section 6, this Warrant shall be promptly canceled by the Company.

(d)       Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

(e)       Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter or status as an “accredited investor” shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act. The first holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment and not with a view to the distribution thereof.

7.       Miscellaneous.

(a)       Legends. This Warrant and the Warrant Shares shall be imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

(b)       Notices. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to the office of the Company at 801 International Parkway, 5th floor, Lake Mary, Florida 32746, Attention: Chief Executive Officer, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to re-ceive such notice at the address of such person for purposes of this Section, or, if mailed by registered or certified mail or with a recognized overnight mail courier, upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

(c)       Governing Law. THIS WARRANT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE COURTS OR THE UNITED STATES FEDERAL COURTS LOCATED IN NORFOLK, VIRGINIA WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS WARRANT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS WARRANT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

(d)        Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

(e)       Descriptive Headings. The descriptive headings of the several sections of this Warrant are in-serted for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

(f)       Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

SPORTSQUEST, INC.

By:	/s/
R. Thomas Kidd
Chief Executive Officer

FORM OF EXERCISE AGREEMENT

Dated: ________ __, 200_

To: ______________________

The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase ________ shares of Common Stock covered by such Warrant, and makes pay-ment herewith in full at the price per share provided by such Warrant in cash, by certified or official bank check or by wire transfer in the amount of $_________. Please issue a certificate or certifi-cates for such shares of Common Stock in the name of and pay any cash for any fractional share to:

Name:

Signature:
Address:

Note:	The above signature should correspond exactly with the name on the face of the within Warrant, if applicable.

and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any frac-tion of a share paid in cash.

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth below, to:

Name of Assignee	Address	No. of Shares

and hereby irrevocably constitutes and appoints ___________________________________ as agent and attorney-in-fact to trans-fer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated: ________ __, 200_

In the presence of:

Name:

Signature:

Title of Signing Officer or Agent (if any):

Address:

Note:	The above signature should correspond exactly with the name on the face of the within Warrant, if applicable.

Schedule A

Holder
ZCE, Inc.
Jeff Merriman Cohen and David Quinn